May 1, 2011

Dreyfus Institutional Reserves Funds

-Dreyfus Institutional Reserves Money Fund

-Dreyfus Institutional Reserves Treasury Fund

-Dreyfus Institutional Reserves Treasury Prime Fund

Dreyfus Liquid Assets, Inc.

The Dreyfus Fund Incorporated

The Statement of Additional Information for the funds listed above, dated May 1, 2011, is effective only with respect to these funds, notwithstanding information appearing therein that relates to other funds, which information is of no effect.  Information on such other funds may be obtained by calling your financial adviser, or writing to a fund at 144 Glenn Curtiss Boulevard, Uniondale, New York  11556-0144, visiting www.dreyfus.com  or calling 1-800-645-6561 (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-554-4611.